Exhibit 99.3

Citizens Financial Group, Inc.

Financial Supplement

Fourth Quarter and Full Year 2014

CONSOLIDATED FINANCIAL HIGHLIGHTS

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
SELECTED OPERATING DATA
Total revenue	$1,179	$1,161	$1,473	$1,166	$1,158	$18	2%	$21	2%	$4,979	$4,690	$289	6%
Noninterest expense	824	810	948	810	818	14	2	6	1	3,392	7,679	(4,287)	(56)

Profit (loss) before provision for credit losses	355	351	525	356	340	4	1	15	4	1,587	(2,989)	4,576	NM
Provision for credit losses	72	77	49	121	132	(5)	(6)	(60)	(45)	319	479	(160)	(33)
NET INCOME (LOSS)	197	189	313	166	152	8	4	45	30	865	(3,426)	4,291	NM
Net income, excluding restructuring charges and special items[1]	217	202	205	166	169	15	7	48	28	790	671	119	18
PER COMMON SHARE DATA
Basic earnings	$0.36	$0.34	$0.56	$0.30	$0.27	$0.02	6%	$0.09	33%	$1.55	($6.12)	$7.67	125%
Diluted earnings	0.36	0.34	0.56	0.30	0.27	0.02	6	0.09	33	1.55	(6.12)	7.67	125
Basic earnings, excluding restructuring charges and special items[1]	0.40	0.36	0.37	0.30	0.30	0.04	11	0.10	33	1.42	1.20	0.22	18
Diluted earnings, excluding restructuring charges and special items[1]	0.39	0.36	0.37	0.30	0.30	0.03	8	0.09	30	1.42	1.20	0.22	18
Cash dividends declared and paid per share	0.10	0.68	0.61	0.04	0.67	(0.58)	(85)	(0.57)	(85)	1.43	2.12	(0.69)	(33)
Book value	35.30	34.61	35.00	34.72	34.28	0.69	2	1.02	3	35.30	34.28	1.02	3
Tangible book value	23.46	23.04	23.39	23.08	22.61	0.42	2	0.85	4	23.46	22.61	0.85	4
COMMON SHARES OUTSTANDING
Average: Basic	546,810,009	559,998,324	559,998,324	559,998,324	559,998,324	(13,188,315)	(2)%	(13,188,315)	(2%)	556,674,146	559,998,324	(3,324,178)	(1%)
Diluted	550,676,298	560,243,747	559,998,324	559,998,324	559,998,324	(9,567,449)	(2)	(9,322,026)	(2)	557,724,936	559,998,324	(2,273,388)	—
Common shares at period-end	545,884,519	559,998,324	559,998,324	559,998,324	559,998,324	(14,113,805)	(3)	(14,113,805)	(3)	545,884,519	559,998,324	(14,113,805)	(3)
Closing share price	$24.86	$23.42	$—	$—	$—	$1.44	6	$24.86	—	$24.86	$—	$24.86	—
Market capitalization	13,571	13,115	—	—	—	456	3	13,571	—	13,571	—	13,571	—
SEGMENT NET INCOME (LOSS)
Consumer Banking	$52	$54	$44	$32	$50	($2)	(4)%	$2	4%	$182	$242	($60)	(25)%
Commercial Banking	140	139	141	141	123	1	1	17	14	561	514	47	9
Other	5	(4)	128	(7)	(21)	9	225	26	124	122	(4,182)	4,304	NM

NET INCOME (LOSS)	$197	$189	$313	$166	$152	$8	4	$45	30	$865	($3,426)	$4,291	NM

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions, except ratio and headcount data)

	QUARTERLY TRENDS									FULL YEAR
						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
FINANCIAL RATIOS
Net interest margin	2.80%	2.77%	2.87%	2.89%	2.83%	3 bps	—	(3) bps	—	2.83%	2.85%	(2) bps	—
Return on average common equity	4.06	3.87	6.41	3.48	3.12	19 bps	—	94 bps	—	4.46	(15.69)	2,015 bps	—
Return on average common equity, excluding restructuring charges and special items[1]	4.48	4.14	4.19	3.48	3.47	34 bps	—	101 bps	—	4.07	3.08	99 bps	—
Return on average tangible common equity[1]	6.12	5.81	9.59	5.24	4.71	31 bps	—	141 bps	—	6.71	(25.91)	3,262 bps	—
Return on average tangible common equity, excluding restructuring charges and special items[1]	6.76	6.22	6.28	5.24	5.24	54 bps	—	152 bps	—	6.13	5.08	105 bps	—
Return on average total assets	0.60	0.58	0.99	0.54	0.50	2 bps	—	10 bps	—	0.68	(2.83)	351 bps	—
Return on average total assets, excluding restructuring charges and special items[1]	0.66	0.62	0.65	0.54	0.56	4 bps	—	10 bps	—	0.62	0.56	6 bps	—
Return on average total tangible assets[1]	0.63	0.61	1.04	0.57	0.53	2 bps	—	10 bps	—	0.71	(3.05)	376 bps	—
Return on average total tangible assets, excluding restructuring charges and special items[1]	0.69	0.66	0.68	0.57	0.59	3 bps	—	10 bps	—	0.65	0.60	5 bps	—
Effective income tax rate	30.56	30.81	34.27	29.45	26.87	(25) bps	—	369 bps	—	31.80	1.21	3,059 bps	—
Efficiency ratio[1]	69.88	69.84	64.33	69.43	70.62	4 bps	—	(74) bps	—	68.12	163.73	(9,561) bps	—
Efficiency ratio, excluding restructuring charges and special items[1]	67.11	68.02	70.23	69.43	68.35	(91) bps	—	(124) bps	—	68.70	68.61	9 bps	—
CAPITAL RATIOS - BASEL I PERIOD END (PRELIMINARY)
Tier 1 capital ratio	12.4%	12.9%	13.3%	13.4%	13.5%
Total capital ratio	15.8	16.1	16.2	16.0	16.1
Leverage ratio	10.6	10.9	11.1	11.4	11.6
Tier 1 common equity ratio[2]	12.4	12.9	13.3	13.4	13.5
SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$132,857	$131,341	$130,279	$126,892	$122,154	$1,516	1%	$10,703	9%	$132,857	$122,154	$10,703	9%
Loans and leases:
Commercial	43,226	41,470	40,974	40,075	39,395	1,756	4	3,831	10	43,226	39,395	3,831	10
Retail	50,184	49,279	47,855	47,008	46,464	905	2	3,720	8	50,184	46,464	3,720	8

Total loans and leases	93,410	90,749	88,829	87,083	85,859	2,661	3	7,551	9	93,410	85,859	7,551	9
Deposits	$95,707	$93,463	$91,656	$87,462	$86,903	$2,244	2	$8,804	10	$95,707	$86,903	$8,804	10
Long-term borrowed funds	4,642	2,062	1,732	1,403	1,405	2,580	125	3,237	230	4,642	1,405	3,237	230
Total stockholders’ equity	19,268	19,383	19,597	19,442	19,196	(115)	(1)	72	—	19,268	19,196	72	—
Loans-to-deposits ratio (period-end balances)[3]	97.89%	97.32%	97.20%	95.48%	94.50%	57 bps	—	339 bps	—	97.89%	94.50%	339 bps	—
Loans-to-deposits ratio (average balances)[3]	97.34	98.01	96.77	95.37	92.35	(67) bps	—	499 bps	—	96.95	91.92	503 bps	—
Full-time equivalent employees	17,677	17,852	18,049	18,856	19,152	(175)	(1)	(1,475)	(8)	17,677	19,152	(1,475)	(8)

[1]	These are non-GAAP financial measures. For further information on these measures, refer pages 29-35.
[2]	Tier 1 common equity ratio is calculated as Tier 1 common capital divided by risk-weighted assets. Tier 1 common capital represents Tier 1 capital, excluding qualifying restricted core capital elements.
[3]	Ratios include both loans and leases held for sale and deposits held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$777	$754	$751	$730	$743	$23	3%	$34	5%	$3,012	$3,001	$11	—%
Interest and fees on loans held for sale	1	2	1	1	2	(1)	(50)	(1)	(50)	5	12	(7)	(58)
Interest and fees on other loans held for sale	1	—	10	12	—	1	—	1	—	23	—	23	—
Investment securities	161	155	154	149	129	6	4	32	25	619	477	142	30
Interest-bearing deposits in banks	1	2	1	1	2	(1)	(50)	(1)	(50)	5	11	(6)	(55)

Total interest income	941	913	917	893	876	28	3	65	7	3,664	3,501	163	5

INTEREST EXPENSE:
Deposits	48	41	34	33	40	7	17	8	20	156	216	(60)	(28)
Deposits held for sale	—	—	2	2	—	—	—	—	—	4	—	4	—
Federal funds purchased and securities sold under agreements to repurchase	7	9	1	15	42	(2)	(22)	(35)	(83)	32	192	(160)	(83)
Other short-term borrowed funds	19	21	30	19	1	(2)	(10)	18	1,800	89	4	85	2,125
Long-term borrowed funds	27	22	17	16	14	5	23	13	93	82	31	51	165

Total interest expense	101	93	84	85	97	8	9	4	4	363	443	(80)	(18)

Net interest income	840	820	833	808	779	20	2	61	8	3,301	3,058	243	8

NONINTEREST INCOME:
Service charges and fees	144	144	147	139	152	—	—	(8)	(5)	574	640	(66)	(10)
Card fees	58	58	61	56	58	—	—	—	—	233	234	(1)	—
Trust and investment services fees	38	39	42	39	40	(1)	(3)	(2)	(5)	158	149	9	6
Foreign exchange and trade finance fees	25	26	22	22	24	(1)	(4)	1	4	95	97	(2)	(2)
Capital markets fees	25	22	26	18	18	3	14	7	39	91	53	38	72
Mortgage banking fees	16	21	14	20	20	(5)	(24)	(4)	(20)	71	153	(82)	(54)
Bank-owned life insurance income	13	13	12	11	13	—	—	—	—	49	50	(1)	(2)
Securities gains, net	1	2	—	25	25	(1)	(50)	(24)	(96)	28	144	(116)	(81)
Other income	19	16	316	28	29	3	19	(10)	(34)	379	112	267	238

Total noninterest income	339	341	640	358	379	(2)	(1)	(40)	(11)	1,678	1,632	46	3

TOTAL REVENUE	1,179	1,161	1,473	1,166	1,158	18	2	21	2	4,979	4,690	289	6
Provision for credit losses	72	77	49	121	132	(5)	(6)	(60)	(45)	319	479	(160)	(33)
NONINTEREST EXPENSE:
Salaries and employee benefits	397	409	467	405	391	(12)	(3)	6	2	1,678	1,652	26	2
Outside services	106	106	125	83	101	—	—	5	5	420	360	60	17
Occupancy	81	77	87	81	83	4	5	(2)	(2)	326	327	(1)	—
Equipment expense	63	58	65	64	68	5	9	(5)	(7)	250	275	(25)	(9)
Amortization of software	43	38	33	31	32	5	13	11	34	145	102	43	42
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	4,435	(4,435)	(100)
Other operating expense	134	122	171	146	143	12	10	(9)	(6)	573	528	45	9

Total noninterest expense	824	810	948	810	818	14	2	6	1	3,392	7,679	(4,287)	(56)

Income before income tax expense (benefit)	283	274	476	235	208	9	3	75	36	1,268	(3,468)	4,736	NM
Income tax expense (benefit)	86	85	163	69	56	1	1	30	54	403	(42)	445	NM

NET INCOME (LOSS)	$197	$189	$313	$166	$152	$8	4	$45	30	$865	($3,426)	$4,291	NM

Net income excluding restructuring charges and special items[1]	$217	$202	$205	$166	$169	$15	7	$48	28	$790	$671	$119	18

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

CONSOLIDATED BALANCE SHEETS (unaudited)

(dollars in millions)

PERIOD END BALANCES	AS OF					DECEMBER 31, 2014 CHANGE
	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2013	Sept 30, 2014		Dec 31, 2013
						$	%	$	%
ASSETS:
Cash and due from banks	$1,171	$993	$1,038	$909	$1,406	$178	18%	($235)	(17%)
Interest-bearing cash and due from banks	2,105	1,896	4,318	1,942	1,351	209	11	754	56
Interest-bearing deposits in banks	370	292	309	300	233	78	27	137	59
Securities available for sale, at fair value	18,656	18,666	18,493	18,412	15,995	(10)	—	2,661	17
Securities held to maturity	5,148	5,289	5,382	5,457	4,315	(141)	(3)	833	19
Other investment securities	872	893	948	935	935	(21)	(2)	(63)	(7)
Loans held for sale, at fair value	256	205	173	131	176	51	25	80	45
Other loans held for sale	25	3	89	1,248	1,078	22	733	(1,053)	(98)
Loans and leases	93,410	90,749	88,829	87,083	85,859	2,661	3	7,551	9
Less: Allowance for loan and lease losses	(1,195)	(1,201)	(1,210)	(1,259)	(1,221)	6	—	26	2

Net loans and leases	92,215	89,548	87,619	85,824	84,638	2,667	3	7,577	9
Derivative assets	629	547	635	626	650	82	15	(21)	(3)
Premises and equipment	595	541	560	574	592	54	10	3	1
Bank-owned life insurance	1,527	1,370	1,361	1,350	1,339	157	11	188	14
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Due from broker	—	2,067	—	—	446	(2,067)	(100)	(446)	(100)
Other branch assets held for sale	—	—	—	40	46	—	—	(46)	(100)
Other assets	2,412	2,155	2,478	2,268	2,078	257	12	334	16

TOTAL ASSETS	$132,857	$131,341	$130,279	$126,892	$122,154	$1,516	1	$10,703	9

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$26,086	$25,877	$26,670	$25,681	$24,931	$209	1%	$1,155	5%
Interest-bearing	69,621	67,586	64,986	61,781	61,972	2,035	3	7,649	12

Total deposits	95,707	93,463	91,656	87,462	86,903	2,244	2	8,804	10
Deposits held for sale	—	—	—	5,188	5,277	—	—	(5,277)	(100)
Federal funds purchased and securities sold under agreements to repurchase	4,276	5,184	6,807	6,080	4,791	(908)	(18)	(515)	(11)
Other short-term borrowed funds	6,253	6,715	7,702	4,950	2,251	(462)	(7)	4,002	178
Derivative liabilities	612	638	747	828	939	(26)	(4)	(327)	(35)
Deferred taxes, net	493	354	403	319	199	139	39	294	148
Long-term borrowed funds	4,642	2,062	1,732	1,403	1,405	2,580	125	3,237	230
Due to broker	—	2,087	—	—	—	(2,087)	(100)	—	—
Other liabilities	1,606	1,455	1,635	1,220	1,193	151	10	413	35

TOTAL LIABILITIES	113,589	111,958	110,682	107,450	102,958	1,631	1	10,631	10
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized, no shares outstanding for each of the periods presented	—	—	—	—	—	—	—	—	—
Common stock:
$.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,676	18,660	18,603	18,603	18,603	16	—	73	—
Treasury stock, at cost	(336)	—	—	—	—	(336)	—	(336)	—
Retained earnings	1,294	1,152	1,346	1,376	1,235	142	12	59	5
Accumulated other comprehensive loss	(372)	(435)	(358)	(543)	(648)	63	14	276	43

TOTAL STOCKHOLDERS’ EQUITY	19,268	19,383	19,597	19,442	19,196	(115)	(1)	72	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$132,857	$131,341	$130,279	$126,892	$122,154	$1,516	1	$10,703	9

Memo: Total tangible common equity[1]	$12,806	$12,900	$13,098	$12,925	$12,662	($94)	(1)	$144	1

[1]	Total tangible common equity is a non-GAAP financial measure. For further information on these measures, refer to page 27.

LOANS AND DEPOSITS

(dollars in millions)

PERIOD END BALANCES	AS OF					DECEMBER 31, 2014 CHANGE
	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2013	Sept 30, 2014		Dec 31, 2013
						$	%	$	%
LOANS AND LEASES:
Commercial	$31,431	$30,356	$30,076	$29,435	$28,667	$1,075	4%	$2,764	10%
Commercial real estate	7,809	7,239	7,158	6,902	6,948	570	8	861	12
Leases	3,986	3,875	3,740	3,738	3,780	111	3	206	5

Total commercial	43,226	41,470	40,974	40,075	39,395	1,756	4	3,831	10

Residential mortgages	11,832	11,265	10,640	10,099	9,726	567	5	2,106	22
Home equity loans	3,424	3,635	3,858	4,139	4,301	(211)	(6)	(877)	(20)
Home equity lines of credit	15,423	15,558	15,618	15,523	15,667	(135)	(1)	(244)	(2)
Home equity loans serviced by others[1]	1,228	1,290	1,358	1,427	1,492	(62)	(5)	(264)	(18)
Home equity lines of credit serviced by others[1]	550	580	614	648	679	(30)	(5)	(129)	(19)
Automobile	12,706	12,080	10,974	9,981	9,397	626	5	3,309	35
Student	2,256	2,069	1,941	2,305	2,208	187	9	48	2
Credit card	1,693	1,676	1,646	1,651	1,691	17	1	2	—
Other retail	1,072	1,126	1,206	1,235	1,303	(54)	(5)	(231)	(18)

Total retail	50,184	49,279	47,855	47,008	46,464	905	2	3,720	8

Total loans and leases	$93,410	$90,749	$88,829	$87,083	$85,859	$2,661	3	$7,551	9

Loans held for sale	$256	$205	$173	$131	$176	$51	25%	$80	45%
Other loans held for sale[2]	25	3	89	1,248	1,078	22	733	(1,053)	(98)

DEPOSITS:
Demand	$26,086	$25,877	$26,670	$25,681	$24,931	$209	1%	$1,155	5%
Checking with interest	16,394	15,449	15,171	13,694	13,630	945	6	2,764	20
Regular savings	7,824	7,655	7,829	7,899	7,509	169	2	315	4
Money market accounts	33,345	32,870	31,687	30,689	31,245	475	1	2,100	7
Term deposits	12,058	11,612	10,299	9,499	9,588	446	4	2,470	26

Total deposits	$95,707	$93,463	$91,656	$87,462	$86,903	$2,244	2	$8,804	10

Deposits held for sale[2]	$—	$—	$—	$5,188	$5,277	$—	—%	($5,277)	(100)%

[1]	Our SBO portfolio consists of loans that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Consists primarily of loans and deposits held for sale as part of the Chicago branch sale.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
AVERAGE BALANCES						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$1,784	$2,685	$2,211	$1,768	$2,000	($901)	(34)%	($216)	(11)%	$2,113	$2,278	($165)	(7)%
Taxable investment securities	24,658	24,648	24,579	23,375	20,909	10	—	3,749	18	24,319	19,062	5,257	28
Non-taxable investment securities	10	10	11	11	11	—	—	(1)	(9)	11	12	(1)	(8)

Total investment securities	24,668	24,658	24,590	23,386	20,920	10	—	3,748	18	24,330	19,074	5,256	28

Commercial	30,962	30,186	29,674	29,108	29,058	776	3	1,904	7	29,993	28,654	1,339	5
Commercial real estate	7,427	7,216	7,082	6,898	6,859	211	3	568	8	7,158	6,568	590	9
Leases	3,874	3,789	3,716	3,723	3,619	85	2	255	7	3,776	3,463	313	9

Total commercial	42,263	41,191	40,472	39,729	39,536	1,072	3	2,727	7	40,927	38,685	2,242	6

Residential mortgages	11,647	11,001	10,355	9,889	9,342	646	6	2,305	25	10,729	9,104	1,625	18
Home equity loans	3,527	3,743	4,015	4,231	4,364	(216)	(6)	(837)	(19)	3,877	4,606	(729)	(16)
Home equity lines of credit	15,490	15,572	15,563	15,590	16,109	(82)	(1)	(619)	(4)	15,552	16,337	(785)	(5)
Home equity loans serviced by others[1]	1,252	1,317	1,388	1,454	1,519	(65)	(5)	(267)	(18)	1,352	1,724	(372)	(22)
Home equity lines of credit serviced by others[1]	561	591	627	660	692	(30)	(5)	(131)	(19)	609	768	(159)	(21)
Automobile	12,403	11,438	10,528	9,408	9,007	965	8	3,396	38	11,011	8,857	2,154	24
Student	2,142	1,983	2,209	2,262	2,204	159	8	(62)	(3)	2,148	2,202	(54)	(2)
Credit cards	1,663	1,661	1,647	1,639	1,702	2	—	(39)	(2)	1,651	1,669	(18)	(1)
Other retail	1,097	1,153	1,215	1,270	1,341	(56)	(5)	(244)	(18)	1,186	1,453	(267)	(18)

Total retail	49,782	48,459	47,547	46,403	46,280	1,323	3	3,502	8	48,115	46,720	1,395	3

Total loans and leases	92,045	89,650	88,019	86,132	85,816	2,395	3	6,229	7	89,042	85,405	3,637	4
Loans held for sale	213	176	138	127	224	37	21	(11)	(5)	163	392	(229)	(58)
Other loans held for sale	20	27	1,034	1,092	12	(7)	(26)	8	67	539	—	539	—

Interest-earning assets	118,730	117,196	115,992	112,505	108,972	1,534	1	9,758	9	116,187	107,149	9,038	8
Allowance for loan and lease losses	(1,195)	(1,202)	(1,286)	(1,238)	(1,223)	7	(1)	28	(2)	(1,230)	(1,219)	(11)	1
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	9,063	(2,187)	(24)
Other noninterest-earning assets	6,260	5,821	5,566	5,761	5,768	439	8	492	9	5,791	5,873	(82)	(1)

Total noninterest-earning assets	11,941	11,495	11,156	11,399	11,421	446	4	520	5	11,437	13,717	(2,280)	(17)

TOTAL ASSETS	$130,671	$128,691	$127,148	$123,904	$120,393	$1,980	2	$10,278	9	$127,624	$120,866	$6,758	6

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$15,718	$15,155	$13,805	$13,317	$13,925	$563	4%	$1,793	13%	$14,507	$14,096	$411	3%
Money market & savings	40,856	40,096	38,418	38,919	41,838	760	2	(982)	(2)	39,579	42,575	(2,996)	(7)
Term deposits	11,892	10,596	9,416	9,334	11,254	1,296	12	638	6	10,317	11,266	(949)	(8)

Total interest-bearing deposits	68,466	65,847	61,639	61,570	67,017	2,619	4	1,449	2	64,403	67,937	(3,534)	(5)
Interest-bearing deposits held for sale	—	—	3,675	4,233	—	—	—	—	—	1,960	—	1,960	—
Federal funds purchased and securities sold under agreements to repurchase[2]	5,075	6,305	5,709	5,707	4,100	(1,230)	(20)	975	24	5,699	2,400	3,299	137
Other short-term borrowed funds	6,119	6,740	6,027	3,637	412	(621)	(9)	5,707	1,385	5,640	251	5,389	2,147
Long-term borrowed funds	2,834	1,951	1,419	1,405	1,158	883	45	1,676	145	1,907	778	1,129	145

Total borrowed funds	14,028	14,996	13,155	10,749	5,670	(968)	(6)	8,358	147	13,246	3,429	9,817	286

Total interest-bearing liabilities	82,494	80,843	78,469	76,552	72,687	1,651	2	9,807	13	79,609	71,366	8,243	12
Total demand deposits	26,331	25,829	25,984	24,796	26,167	502	2	164	1	25,739	25,399	340	1
Demand deposits held for sale	—	—	868	997	—	—	—	—	—	462	—	462	—
Other liabilities	2,637	2,608	2,220	2,189	2,175	29	1	462	21	2,415	2,267	148	7

TOTAL LIABILITIES	111,462	109,280	107,541	104,534	101,029	2,182	2	10,433	10	108,225	99,032	9,193	9

STOCKHOLDERS’ EQUITY	19,209	19,411	19,607	19,370	19,364	(202)	(1)	(155)	(1)	19,399	21,834	(2,435)	(11)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$130,671	$128,691	$127,148	$123,904	$120,393	$1,980	2	$10,278	9	$127,624	$120,866	$6,758	6

Memo: Total average tangible common equity[3]	$12,730	$12,913	$13,093	$12,838	$12,822	($183)	(1)	($92)	(1)	$12,893	$13,221	($328)	(2)

Total deposits (interest-bearing and demand)	$94,797	$91,676	$92,166	$91,596	$93,184	$3,121	3	$1,613	2	$92,565	$93,336	($771)	(1)

[1]	Our SBO portfolio consists of loans that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.
[3]	Total average tangible common equity is a non-GAAP financial measure. For further information on these measures, refer to pages 29-35.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS										FULL YEAR
AVERAGE ANNUALIZED YIELDS & RATES	4Q14		3Q14		2Q14		1Q14		4Q13		2014		2013
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	0.20%	$1	0.23%	$2	0.23%	$1	0.23%	$1	0.33%	$1	0.22%	$5	0.46%	$11
Taxable investment securities	2.61	161	2.51	155	2.51	154	2.56	149	2.48	130	2.55	619	2.50	477
Non-taxable investment securities	2.60	—	2.59	—	2.60	—	2.60	—	2.60	—	2.60	—	2.66	—

Total investment securities	2.61	161	2.51	155	2.51	154	2.57	149	2.48	130	2.55	619	2.50	477

Commercial	2.90	229	2.89	223	3.05	229	3.01	219	3.03	225	2.96	900	3.10	900
Commercial real estate	2.55	48	2.46	46	2.49	45	2.58	45	2.62	46	2.52	183	2.67	178
Leases	2.65	26	2.68	25	2.74	25	2.84	26	2.84	26	2.73	103	3.05	105

Total commercial	2.82	303	2.80	294	2.95	299	2.92	290	2.94	297	2.86	1,186	3.02	1,183

Residential mortgages	3.88	113	3.92	108	4.08	106	3.98	98	3.86	90	3.96	425	3.96	360
Home equity loans	5.31	47	5.31	50	5.31	53	5.23	55	5.28	58	5.29	205	5.35	246
Home equity lines of credit	2.94	114	2.90	113	2.85	111	2.86	110	2.84	116	2.89	450	2.83	463
Home equity loans serviced by others[1]	6.88	22	6.64	22	6.72	23	6.79	24	6.67	26	6.75	91	6.65	115
Home equity lines of credit serviced by others[1]	2.70	4	2.62	4	2.74	4	2.67	4	3.02	5	2.68	16	2.88	22
Automobile	2.64	83	2.57	74	2.54	67	2.54	59	2.57	58	2.57	282	2.65	235
Student	5.07	27	4.99	25	4.51	25	4.43	25	4.35	24	4.74	102	4.30	95
Credit cards	10.28	43	9.99	42	9.92	41	10.31	42	10.16	44	10.14	167	10.46	175
Other retail	7.49	21	7.46	22	7.46	22	7.42	23	7.48	25	7.43	88	7.36	107

Total retail	3.79	474	3.78	460	3.81	452	3.85	440	3.82	446	3.80	1,826	3.89	1,818

Total loans and leases	3.34	777	3.33	754	3.40	751	3.41	730	3.42	743	3.37	3,012	3.50	3,001
Loans held for sale	2.68	1	3.46	2	3.40	1	3.29	1	3.45	2	3.10	5	3.07	12
Other loans held for sale	12.94	1	5.44	—	3.90	10	4.21	12	—	—	4.17	23	—	—

Total interest-earning assets	3.14	941	3.08	913	3.16	917	3.19	893	3.18	876	3.14	3,664	3.25	3,501
INTEREST-BEARING LIABILITIES:
Checking with interest	0.11	4	0.09	4	0.06	2	0.06	2	0.06	2	0.08	12	0.06	8
Money market & savings	0.22	23	0.21	21	0.17	16	0.17	16	0.19	20	0.19	77	0.25	105
Term deposits	0.70	21	0.61	16	0.67	16	0.65	15	0.64	18	0.65	67	0.91	103

Total interest-bearing deposits	0.28	48	0.25	41	0.22	34	0.22	33	0.24	40	0.24	156	0.32	216
Interest-bearing deposits held for sale	—	—	—	—	0.21	2	0.23	2	—	—	0.22	4	—	—
Federal funds purchased and securities sold under agreements to repurchase[2]	0.54	7	0.54	9	0.09	1	1.02	15	4.02	42	0.55	32	7.89	192
Other short-term borrowed funds	1.23	19	1.21	21	2.00	30	2.07	19	0.80	1	1.56	89	1.64	4
Long-term borrowed funds	3.83	27	4.39	22	4.63	17	4.61	16	4.70	14	4.25	82	3.93	31

Total borrowed funds	1.51	53	1.34	52	1.46	48	1.84	50	3.93	57	1.51	203	6.53	227

Total interest-bearing liabilities	0.49	101	0.45	93	0.43	84	0.45	85	0.52	97	0.45	363	0.61	443
INTEREST RATE SPREAD	2.65%		2.63%		2.73%		2.74%		2.66%		2.69%		2.64%
NET INTEREST MARGIN	2.80		2.77		2.87		2.89		2.83		2.83		2.85
Memo: Total deposit costs	0.20	48	0.18	41	0.15	36	0.16	35	0.17	40	0.17	160	0.23	216

[1]	Our SBO portfolio consists of loans that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(dollars in millions, except ratios)

	FOURTH QUARTER 2014				THIRD QUARTER 2014				CHANGE
									4Q14 from 3Q14
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$	%

Net interest income	$536	$283	$21	$840	$532	$270	$18	$820	$20	2%
Noninterest income	218	111	10	339	226	104	11	341	(2)	(1)

Total revenue	754	394	31	1,179	758	374	29	1,161	18	2
Noninterest expense	611	180	33	824	609	162	39	810	14	2

Profit (loss) before provision for credit losses	143	214	(2)	355	149	212	(10)	351	4	1
Provision for credit losses	64	1	7	72	66	—	11	77	(5)	(6)

Income (loss) before income tax expense (benefit)	79	213	(9)	283	83	212	(21)	274	9	3
Income tax expense (benefit)	27	73	(14)	86	29	73	(17)	85	1	1

Net income (loss)	$52	$140	$5	$197	$54	$139	($4)	$189	$8	4

Average Balances
Total assets	$50,546	$40,061	$40,064	$130,671	$49,012	$38,854	$40,825	$128,691	$1,980	2%
Total loans and leases[2]	49,351	38,926	4,001	92,278	47,848	37,787	4,218	89,853	2,425	3
Deposits	66,374	22,500	5,923	94,797	65,609	20,985	5,082	91,676	3,121	3
Interest-earning assets	49,382	39,039	30,309	118,730	47,885	37,927	31,384	117,196	1,534	1
Key Metrics
Net interest margin	4.31%	2.87%	NM	2.80%	4.40%	2.82%	NM	2.77%	3 bps	—
Efficiency ratio[3]	81.09	45.48	NM	69.88	80.42	43.35	NM	69.84	4 bps	—
Loans-to-deposits ratio (average balances)	74.35	173.01	NM	97.34	72.93	180.06	NM	98.01	(67) bps	—
Return on average total tangible assets[3]	0.40	1.38	NM	0.63	0.44	1.42	NM	0.61	2 bps	—
Return on average tangible common equity[3]	4.30	12.76	NM	6.12	4.57	13.10	NM	5.81	31 bps	—

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, (CONTINUED)

(dollars in millions, except ratios)

	FOURTH QUARTER 2014				FOURTH QUARTER 2013				CHANGE
									4Q14 from 4Q13
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$	%

Net interest income (expense)	$536	$283	$21	$840	$543	$260	($24)	$779	$61	8%
Noninterest income	218	111	10	339	235	105	39	379	(40)	(11)

Total revenue	754	394	31	1,179	778	365	15	1,158	21	2
Noninterest expense	611	180	33	824	638	164	16	818	6	1

Profit (loss) before provision for credit losses	143	214	(2)	355	140	201	(1)	340	15	4
Provision for credit losses	64	1	7	72	65	14	53	132	(60)	(45)

Income (loss) before income tax expense (benefit)	79	213	(9)	283	75	187	(54)	208	75	36
Income tax expense (benefit)	27	73	(14)	86	25	64	(33)	56	30	54

Net income (loss)	$52	$140	$5	$197	$50	$123	($21)	$152	$45	30

Average Balances
Total assets	$50,546	$40,061	$40,064	$130,671	$46,225	$36,094	$38,074	$120,393	$10,278	9%
Total loans and leases[2]	49,351	38,926	4,001	92,278	44,790	35,684	5,578	86,052	6,226	7
Deposits	66,374	22,500	5,923	94,797	71,423	17,623	4,138	93,184	1,613	2
Interest-earning assets	49,382	39,039	30,309	118,730	44,823	35,820	28,329	108,972	9,758	9
Key Metrics
Net interest margin	4.31%	2.87%	NM	2.80%	4.81%	2.88%	NM	2.83%	(3) bps	—
Efficiency ratio[3]	81.09	45.48	NM	69.88	81.84	44.73	NM	70.62	(74) bps	—
Loans-to-deposits ratio (average balances)	74.35	173.01	NM	97.34	62.71	202.49	NM	92.35	499 bps	—
Return on average total tangible assets[3]	0.40	1.38	NM	0.63	0.42	1.33	NM	0.53	10 bps	—
Return on average tangible common equity[3]	4.30	12.76	NM	6.12	4.40	12.10	NM	4.71	141 bps	—

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, (CONTINUED)

(dollars in millions, except ratios)

	FULL YEAR 2014				FULL YEAR 2013				CHANGE
									2014 from 2013
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$	%

Net interest income (expense)	$2,151	$1,073	$77	$3,301	$2,176	$1,031	($149)	$3,058	$243	8%
Noninterest income	899	429	350	1,678	1,025	389	218	1,632	46	3

Total revenue	3,050	1,502	427	4,979	3,201	1,420	69	4,690	289	6
Noninterest expense	2,513	652	227	3,392	2,522	635	4,522	7,679	(4,287)	(56)

Profit (loss) before provision for credit losses	537	850	200	1,587	679	785	(4,453)	(2,989)	4,576	153
Provision for credit losses	259	(6)	66	319	308	(7)	178	479	(160)	(33)

Income (loss) before income tax expense (benefit)	278	856	134	1,268	371	792	(4,631)	(3,468)	4,736	137
Income tax expense (benefit)	96	295	12	403	129	278	(449)	(42)	445	1,060

Net income (loss)	$182	$561	$122	$865	$242	$514	($4,182)	($3,426)	$4,291	NM

Average Balances
Total assets	$48,939	$38,483	$40,202	$127,624	$46,465	$35,229	$39,172	$120,866	$6,758	6%
Total loans and leases[2]	47,745	37,683	4,316	89,744	45,106	34,647	6,044	85,797	3,947	5
Deposits[3]	68,214	19,838	4,513	92,565	72,158	17,516	3,662	93,336	(771)	(1)
Interest-earning assets	47,777	37,809	30,601	116,187	45,135	34,771	27,243	107,149	9,038	8
Key Metrics
Net interest margin	4.50%	2.84%	NM	2.83%	4.82%	2.97%	NM	2.85%	(2) bps	—
Efficiency ratio[4]	82.39	43.37	NM	68.12	78.76	44.66	NM	163.73	(9,561) bps	—
Loans-to-deposits ratio (average balances)	69.99	189.96	NM	96.95	62.51	197.80	NM	91.92	503 bps	—
Return on average total tangible assets[4]	0.37	1.46	NM	0.71	0.52	1.46	NM	(3.05)	376 bps	—
Return on average tangible common equity[4]	3.90	13.43	NM	6.71	5.48	13.20	NM	(25.91)	3,262 bps	—

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Includes deposits held for sale.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS									FULL YEAR
CONSUMER BANKING						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
Net interest income	$536	$532	$546	$537	$543	$4	1%	($7)	(1)%	$2,151	$2,176	($25)	(1)%
Noninterest income	218	226	236	219	235	(8)	(4)	(17)	(7)	899	1,025	(126)	(12)

Total revenue	754	758	782	756	778	(4)	(1)	(24)	(3)	3,050	3,201	(151)	(5)
Noninterest expense	611	609	655	638	638	2	—	(27)	(4)	2,513	2,522	(9)	—

Profit before provision for credit losses	143	149	127	118	140	(6)	(4)	3	2	537	679	(142)	(21)
Provision for credit losses	64	66	59	70	65	(2)	(3)	(1)	(2)	259	308	(49)	(16)

Income before income tax expense	79	83	68	48	75	(4)	(5)	4	5	278	371	(93)	(25)
Income tax expense	27	29	24	16	25	(2)	(7)	2	8	96	129	(33)	(26)

Net income	$52	$54	$44	$32	$50	($2)	(4)	$2	4	$182	$242	($60)	(25)

Average Balances
Total assets	$50,546	$49,012	$48,556	$47,610	$46,225	$1,534	3%	$4,321	9%	$48,939	$46,465	$2,474	5%
Total loans and leases[1]	49,351	47,848	47,368	46,154	44,790	1,503	3	4,561	10	47,745	45,106	2,639	6
Deposits[2]	66,374	65,609	70,181	70,769	71,423	765	1	(5,049)	(7)	68,214	72,158	(3,944)	(5)
Interest-earning assets	49,382	47,885	47,397	46,185	44,823	1,497	3	4,559	10	47,777	45,135	2,642	6
Key Metrics
Net interest margin	4.31%	4.40%	4.62%	4.72%	4.81%	(9) bps	—	(50) bps	—	4.50%	4.82%	(32) bps	—
Efficiency ratio[4]	81.09	80.42	83.61	84.39	81.84	67 bps	—	(75) bps	—	82.39	78.76	363 bps	—
Loans-to-deposits ratio (average balances)	74.35	72.93	67.49	65.22	62.71	142 bps	—	1,164 bps	—	69.99	62.51	748 bps	—
Return on average total tangible assets[4]	0.40	0.44	0.37	0.27	0.42	(4) bps	—	(2) bps	—	0.37	0.52	(15) bps	—
Return on average tangible common equity[3,4]	4.30	4.57	3.87	2.81	4.40	(27) bps	—	(10) bps	—	3.90	5.48	(158) bps	—

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS									FULL YEAR
COMMERCIAL BANKING						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
Net interest income	$283	$270	$264	$256	$260	$13	5%	$23	9%	$1,073	$1,031	$42	4%
Noninterest income	111	104	107	107	105	7	7	6	6	429	389	40	10

Total revenue	394	374	371	363	365	20	5	29	8	1,502	1,420	82	6
Noninterest expense	180	162	157	153	164	18	11	16	10	652	635	17	3

Profit before provision for credit losses	214	212	214	210	201	2	1	13	6	850	785	65	8
Provision for credit losses	1	—	(2)	(5)	14	1	—	(13)	(93)	(6)	(7)	1	14

Income before income tax expense	213	212	216	215	187	1	—	26	14	856	792	64	8
Income tax expense	73	73	75	74	64	—	—	9	14	295	278	17	6

Net income	$140	$139	$141	$141	$123	$1	1	$17	14	$561	$514	$47	9

Average Balances
Total assets	$40,061	$38,854	$38,022	$36,955	$36,094	$1,207	3%	$3,967	11%	$38,483	$35,229	$3,254	9%
Total loans and leases	38,926	37,787	37,389	36,577	35,684	1,139	3	3,242	9	37,683	34,647	3,036	9
Deposits	22,500	20,985	18,358	17,440	17,623	1,515	7	4,877	28	19,838	17,516	2,322	13
Interest-earning assets	39,039	37,927	37,505	36,716	35,820	1,112	3	3,219	9	37,809	34,771	3,038	9
Key Metrics
Net interest margin	2.87%	2.82%	2.82%	2.83%	2.88%	5 bps	—	(1) bps	—	2.84%	2.97%	(13) bps	—
Efficiency ratio[2]	45.48	43.35	42.36	42.13	44.73	213 bps	—	75 bps	—	43.37	44.66	(129) bps	—
Loans-to-deposits ratio (average balances)	173.01	180.06	203.67	209.74	202.49	(705) bps	—	(2,948) bps	—	189.96	197.80	(784) bps	—
Return on average total tangible assets[2]	1.38	1.42	1.50	1.54	1.33	(4) bps	—	5 bps	—	1.46	1.46	— bps	—
Return on average tangible common equity[1,2]	12.76	13.10	13.78	14.17	12.10	(34) bps	—	66 bps	—	13.43	13.20	23 bps	—

[1]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[2]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

FINANCIAL HIGHLIGHTS - OTHER

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
OTHER[1]						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
Net interest income (expense)	$21	$18	$23	$15	($24)	$3	17%	$45	188%	$77	($149)	$226	152%
Noninterest income	10	11	297	32	39	(1)	(9)	(29)	(74)	350	218	132	61

Total revenue	31	29	320	47	15	2	7	16	107	427	69	358	519
Noninterest expense	33	39	136	19	16	(6)	(15)	17	106	227	4,522	(4,295)	(95)

Profit (loss) before provision for credit losses	(2)	(10)	184	28	(1)	8	80	(1)	(100)	200	(4,453)	4,653	104
Provision for credit losses	7	11	(8)	56	53	(4)	(36)	(46)	(87)	66	178	(112)	(63)

Income (loss) before income tax expense (benefit)	(9)	(21)	192	(28)	(54)	12	57	45	83	134	(4,631)	4,765	103
Income tax expense (benefit)	(14)	(17)	64	(21)	(33)	3	18	19	58	12	(449)	461	103

Net income (loss)	$5	($4)	$128	($7)	($21)	$9	225	$26	124	$122	($4,182)	$4,304	NM

Average Balances
Total assets	$40,064	$40,825	$40,570	$39,339	$38,074	($761)	(2)%	$1,990	5%	$40,202	$39,172	$1,030	3%
Total loans and leases	4,001	4,218	4,434	4,620	5,578	(217)	(5)	(1,577)	(28)	4,316	6,044	(1,728)	(29)
Deposits	5,923	5,082	3,627	3,387	4,138	841	17	1,785	43	4,513	3,662	851	23
Interest-earning assets	30,309	31,384	31,090	29,604	28,329	(1,075)	(3)	1,980	7	30,601	27,243	3,358	12

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

FINANCIAL HIGHLIGHTS - CONSOLIDATED

(dollars in millions, except ratios)

	QUARTERLY TRENDS									FULL YEAR
CONSOLIDATED						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
Net interest income	$840	$820	$833	$808	$779	$20	2%	$61	8%	$3,301	$3,058	$243	8%
Noninterest income	339	341	640	358	379	(2)	(1)	(40)	(11)	1,678	1,632	46	3

Total revenue	1,179	1,161	1,473	1,166	1,158	18	2	21	2	4,979	4,690	289	6
Noninterest expense	824	810	948	810	818	14	2	6	1	3,392	7,679	(4,287)	(56)

Profit (loss) before provision for credit losses	355	351	525	356	340	4	1	15	4	1,587	(2,989)	4,576	153
Provision for credit losses	72	77	49	121	132	(5)	(6)	(60)	(45)	319	479	(160)	(33)

Income (loss) before income tax expense (benefit)	283	274	476	235	208	9	3	75	36	1,268	(3,468)	4,736	137
Income tax expense (benefit)	86	85	163	69	56	1	1	30	54	403	(42)	445	1,060

Net income (loss)	$197	$189	$313	$166	$152	$8	4	$45	30	$865	($3,426)	$4,291	NM

Average Balances
Total assets	$130,671	$128,691	$127,148	$123,904	$120,393	$1,980	2%	$10,278	9%	$127,624	$120,866	$6,758	6%
Total loans and leases[1]	92,278	89,853	89,191	87,351	86,052	2,425	3	6,226	7	89,744	85,797	3,947	5
Deposits[2]	94,797	91,676	92,166	91,596	93,184	3,121	3	1,613	2	92,565	93,336	(771)	(1)
Interest-earning assets	118,730	117,196	115,992	112,505	108,972	1,534	1	9,758	9	116,187	107,149	9,038	8
Key Metrics
Net interest margin	2.80%	2.77%	2.87%	2.89%	2.83%	3 bps	—	(3) bps	—	2.83%	2.85%	(2) bps	—
Efficiency ratio[3]	69.88	69.84	64.33	69.43	70.62	4 bps	—	(74) bps	—	68.12	163.73	(9,561) bps	—
Loans-to-deposits ratio (average balances)	97.34	98.01	96.77	95.37	92.35	(67) bps	—	499 bps	—	96.95	91.92	503 bps	—
Return on average total tangible assets[3]	0.63	0.61	1.04	0.57	0.53	2 bps	—	10 bps	—	0.71	(3.05)	376 bps	—
Return on average tangible common equity[3]	6.12	5.81	9.59	5.24	4.71	31 bps	—	141 bps	—	6.71	(25.91)	3,262 bps	—

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

SEGMENT FINANCIAL HIGHLIGHTS

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
Net interest income:
Consumer Banking	$536	$532	$546	$537	$543	$4	1%	($7)	(1%)	$2,151	$2,176	($25)	(1)%
Commercial Banking	283	270	264	256	260	13	5	23	9	1,073	1,031	42	4
Other	21	18	23	15	(24)	3	17	45	188	77	(149)	226	152

Net interest income	$840	$820	$833	$808	$779	$20	2	$61	8	$3,301	$3,058	$243	8

Noninterest income:
Consumer Banking	$218	$226	$236	$219	$235	($8)	(4)%	($17)	(7)%	$899	$1,025	($126)	(12)%
Commercial Banking	111	104	107	107	105	7	7	6	6	429	389	40	10
Other	10	11	297	32	39	(1)	(9)	(29)	(74)	350	218	132	61

Noninterest income	$339	$341	$640	$358	$379	($2)	(1)	($40)	(11)	$1,678	$1,632	$46	3

Total revenue:
Consumer Banking	$754	$758	$782	$756	$778	($4)	(1)%	($24)	(3)%	$3,050	$3,201	($151)	(5)%
Commercial Banking	394	374	371	363	365	20	5	29	8	1,502	1,420	82	6
Other	31	29	320	47	15	2	7	16	107	427	69	358	519

Total revenue	$1,179	$1,161	$1,473	$1,166	$1,158	$18	2	$21	2	$4,979	$4,690	$289	6

Noninterest expense:
Consumer Banking	$611	$609	$655	$638	$638	$2	—%	($27)	(4%)	$2,513	$2,522	($9)	—%
Commercial Banking	180	162	157	153	164	18	11	16	10	652	635	17	3
Other	33	39	136	19	16	(6)	(15)	17	106	227	4,522	(4,295)	(95)

Noninterest expense	$824	$810	$948	$810	$818	$14	2	$6	1	$3,392	$7,679	($4,287)	(56)

Profit (loss) before provision for credit losses:
Consumer Banking	$143	$149	$127	$118	$140	($6)	(4)%	$3	2%	$537	$679	($142)	(21)%
Commercial Banking	214	212	214	210	201	2	1	13	6	850	785	65	8
Other	(2)	(10)	184	28	(1)	8	80	(1)	(100)	200	(4,453)	4,653	104

Profit (loss) before provision for credit losses	$355	$351	$525	$356	$340	$4	1	$15	4	$1,587	($2,989)	$4,576	153

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
Provision for credit losses:
Consumer Banking	$64	$66	$59	$70	$65	($2)	(3)%	($1)	(2)%	$259	$308	($49)	(16)%
Commercial Banking	1	—	(2)	(5)	14	1	—	(13)	(93)	(6)	(7)	1	14
Other	7	11	(8)	56	53	(4)	(36)	(46)	(87)	66	178	(112)	(63)

Provision for credit losses	$72	$77	$49	$121	$132	($5)	(6)	($60)	(45)	$319	$479	($160)	(33)

Income (loss) before income tax expense (benefit):
Consumer Banking	$79	$83	$68	$48	$75	($4)	(5%)	$4	5%	$278	$371	($93)	(25)%
Commercial Banking	213	212	216	215	187	1	—	26	14	856	792	64	8
Other	(9)	(21)	192	(28)	(54)	12	57	45	83	134	(4,631)	4,765	103

Income (loss) before income tax expense (benefit)	$283	$274	$476	$235	$208	$9	3	$75	36	$1,268	($3,468)	$4,736	137

Income tax expense (benefit):
Consumer Banking	$27	$29	$24	$16	$25	($2)	(7%)	$2	8%	$96	$129	($33)	(26)%
Commercial Banking	73	73	75	74	64	—	—	9	14	295	278	17	6
Other	(14)	(17)	64	(21)	(33)	3	18	19	58	12	(449)	461	103

Income tax expense (benefit)	$86	$85	$163	$69	$56	$1	1	$30	54	$403	($42)	$445	1,060

Net income (loss):
Consumer Banking	$52	$54	$44	$32	$50	($2)	(4%)	$2	4%	$182	$242	($60)	(25)%
Commercial Banking	140	139	141	141	123	1	1	17	14	561	514	47	9
Other	5	(4)	128	(7)	(21)	9	225	26	124	122	(4,182)	4,304	NM

Net income (loss)	$197	$189	$313	$166	$152	$8	4	$45	30	$865	($3,426)	$4,291	NM

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
AVERAGE BALANCES						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
Total assets:
Consumer Banking	$50,546	$49,012	$48,556	$47,610	$46,225	$1,534	3%	$4,321	9%	$48,939	$46,465	$2,474	5%
Commercial Banking	40,061	38,854	38,022	36,955	36,094	1,207	3	3,967	11	38,483	35,229	3,254	9
Other	40,064	40,825	40,570	39,339	38,074	(761)	(2)	1,990	5	40,202	39,172	1,030	3

Total assets	$130,671	$128,691	$127,148	$123,904	$120,393	$1,980	2	$10,278	9	$127,624	$120,866	$6,758	6

Loans and leases[1]:
Consumer Banking	$49,351	$47,848	$47,368	$46,154	$44,790	$1,503	3%	$4,561	10%	$47,745	$45,106	$2,639	6%
Commercial Banking	38,926	37,787	37,389	36,577	35,684	1,139	3	3,242	9	37,683	34,647	3,036	9
Other	4,001	4,218	4,434	4,620	5,578	(217)	(5)	(1,577)	(28)	4,316	6,044	(1,728)	(29)

Total loans and leases	$92,278	$89,853	$89,191	$87,351	$86,052	$2,425	3	$6,226	7	$89,744	$85,797	$3,947	5

Deposits[2]:
Consumer Banking	$66,374	$65,609	$70,181	$70,769	$71,423	$765	1%	($5,049)	(7)%	$68,214	$72,158	($3,944)	(5)%
Commercial Banking	22,500	20,985	18,358	17,440	17,623	1,515	7	4,877	28	19,838	17,516	2,322	13
Other	5,923	5,082	3,627	3,387	4,138	841	17	1,785	43	4,513	3,662	851	23

Total deposits	$94,797	$91,676	$92,166	$91,596	$93,184	$3,121	3	$1,613	2	$92,565	$93,336	($771)	(1)

Interest-earning assets:
Consumer Banking	$49,382	$47,885	$47,397	$46,185	$44,823	$1,497	3%	$4,559	10%	$47,777	$45,135	$2,642	6%
Commercial Banking	39,039	37,927	37,505	36,716	35,820	1,112	3	3,219	9	37,809	34,771	3,038	9
Other	30,309	31,384	31,090	29,604	28,329	(1,075)	(3)	1,980	7	30,601	27,243	3,358	12

Total interest-earning assets	$118,730	$117,196	$115,992	$112,505	$108,972	$1,534	1	$9,758	9	$116,187	$107,149	$9,038	8

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

	QUARTERLY TRENDS									FULL YEAR
KEY METRICS						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						bps		bps				bps
Net Interest Margin (NIM)
Consumer Banking	4.31%	4.40%	4.62%	4.72%	4.81%	(9)	—	(50)	—	4.50%	4.82%	(32)	—
Commercial Banking	2.87	2.82	2.82	2.83	2.88	5	—	(1)	—	2.84	2.97	(13)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
NIM	2.80	2.77	2.87	2.89	2.83	3	—	(3)	—	2.83	2.85	(2)	—

Efficiency Ratio[3]
Consumer Banking	81.09%	80.42%	83.61%	84.39%	81.84%	67	—	(75)	—	82.39%	78.76%	363	—
Commercial Banking	45.48	43.35	42.36	42.13	44.73	213	—	75	—	43.37	44.66	(129)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
Efficiency Ratio	69.88	69.84	64.33	69.43	70.62	4	—	(74)	—	68.12	163.73	(9,561)	—

Loans to Deposits Ratio (average balances) (LDR)[1]
Consumer Banking	74.35%	72.93%	67.49%	65.22%	62.71%	142	—	1,164	—	69.99%	62.51%	748	—
Commercial Banking	173.01	180.06	203.67	209.74	202.49	(705)	—	(2,948)	—	189.96	197.80	(784)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
LDR	97.34	98.01	96.77	95.37	92.35	(67)	—	499	—	96.95	91.92	503	—

Return on Average Total Tangible Assets (ROTA)[3]
Consumer Banking	0.40%	0.44%	0.37%	0.27%	0.42%	(4)	—	(2)	—	0.37%	0.52%	(15)	—
Commercial Banking	1.38	1.42	1.50	1.54	1.33	(4)	—	5	—	1.46	1.46	—	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
ROTA	0.63	0.61	1.04	0.57	0.53	2	—	10	—	0.71	(3.05)	376	—

Return on Average Tangible Common Equity (ROTCE)[2,3]
Consumer Banking	4.30%	4.57%	3.87%	2.81%	4.40%	(27)	—	(10)	—	3.90%	5.48%	(158)	—
Commercial Banking	12.76	13.10	13.78	14.17	12.10	(34)	—	66	—	13.43	13.20	23	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
ROTCE	6.12	5.81	9.59	5.24	4.71	31	—	141	—	6.71	(25.91)	3,262	—

[1]	Includes loans and leases and deposits held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

CREDIT-RELATED INFORMATION

(dollars in millions)

	AS OF					DECEMBER 31, 2014 CHANGE
	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2013	Sept 30, 2014		Dec 31, 2013
						$	%	$	%
CREDIT EXPOSURE:
Commercial	$31,431	$30,356	$30,076	$29,435	$28,667	$1,075	4%	$2,764	10%
Commercial real estate	7,809	7,239	7,158	6,902	6,948	570	8	861	12
Leases	3,986	3,875	3,740	3,738	3,780	111	3	206	5

Total commercial	43,226	41,470	40,974	40,075	39,395	1,756	4	3,831	10
Residential mortgages	11,832	11,265	10,640	10,099	9,726	567	5	2,106	22
Home equity loans	3,424	3,635	3,858	4,139	4,301	(211)	(6)	(877)	(20)
Home equity lines of credit	15,423	15,558	15,618	15,523	15,667	(135)	(1)	(244)	(2)
Home equity loans serviced by others[1]	1,228	1,290	1,358	1,427	1,492	(62)	(5)	(264)	(18)
Home equity lines of credit serviced by others[1]	550	580	614	648	679	(30)	(5)	(129)	(19)
Automobile	12,706	12,080	10,974	9,981	9,397	626	5	3,309	35
Student	2,256	2,069	1,941	2,305	2,208	187	9	48	2
Credit card	1,693	1,676	1,646	1,651	1,691	17	1	2	—
Other retail	1,072	1,126	1,206	1,235	1,303	(54)	(5)	(231)	(18)

Total retail	50,184	49,279	47,855	47,008	46,464	905	2	3,720	8

Total loans and leases	93,410	90,749	88,829	87,083	85,859	2,661	3	7,551	9

Derivative receivable - commercial	622	542	627	621	647	80	15	(25)	(4)
Derivative receivable - retail	7	5	8	5	3	2	40	4	133

Total derivative receivable	629	547	635	626	650	82	15	(21)	(3)

Total credit-related assets	94,039	91,296	89,464	87,709	86,509	2,743	3	7,530	9

Undrawn commitments to extend credit - commercial	29,646	29,182	28,236	27,522	27,617	464	2	2,029	7
Financial standby letters of credit	2,315	2,498	2,622	2,646	2,556	(183)	(7)	(241)	(9)
Performance letters of credit	65	94	118	135	149	(29)	(31)	(84)	(56)
Commercial letters of credit	75	74	56	61	64	1	1	11	17
Marketing rights	51	51	51	51	54	—	—	(3)	(6)
Risk participation agreements	19	16	20	16	17	3	19	2	12

Total commercial lending-related arrangements	32,171	31,915	31,103	30,431	30,457	256	1	1,714	6
Undrawn commitments to extend credit - retail	26,253	26,151	26,117	26,536	26,370	102	—	(117)	—
Residential mortgage loans sold with recourse	11	11	12	13	13	—	—	(2)	(15)

Total retail lending-related arrangements	26,264	26,162	26,129	26,549	26,383	102	—	(119)	—

Total lending-related arrangements	58,435	58,077	57,232	56,980	56,840	358	1	1,595	3

Total credit exposure	$152,474	$149,373	$146,696	$144,689	$143,349	$3,101	2	$9,125	6

Memo: Total credit exposure by product category
Commercial exposure	$76,019	$73,927	$72,704	$71,127	$70,499	$2,092	3%	$5,520	8%
Retail exposure	76,455	75,446	73,992	73,562	72,850	1,009	1	3,605	5

Total credit exposure	$152,474	$149,373	$146,696	$144,689	$143,349	$3,101	2	$9,125	6

[1]	Our SBO portfolio consists of loans that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except ratios)

	AS OF					DECEMBER 31, 2014 CHANGE
	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2013	Sept 30, 2014		Dec 31, 2013
						$	%	$	%
NONPERFORMING ASSETS:
Commercial	$81	$93	$63	$73	$96	($12)	(13)%	($15)	(16)%
Commercial real estate	83	83	130	155	169	—	—	(86)	(51)
Leases	—	—	2	2	—	—	—	—	—

Total commercial	164	176	195	230	265	(12)	(7)	(101)	(38)
Residential mortgages	345	351	346	360	382	(6)	(2)	(37)	(10)
Home equity loans	203	201	231	267	266	2	1	(63)	(24)
Home equity lines of credit	257	218	299	346	333	39	18	(76)	(23)
Home equity loans serviced by others[2]	47	52	51	56	59	(5)	(10)	(12)	(20)
Home equity lines of credit serviced by others[2]	25	29	29	31	30	(4)	(14)	(5)	(17)
Automobile	21	17	12	15	16	4	24	5	31
Student	17	14	12	30	34	3	21	(17)	(50)
Credit card	17	16	19	20	21	1	6	(4)	(19)
Other retail	5	5	6	8	10	—	—	(5)	(50)

Total retail	937	903	1,005	1,133	1,151	34	4	(214)	(19)

Nonperforming loans and leases[1]	1,101	1,079	1,200	1,363	1,416	22	2	(315)	(22)

Commercial	3	3	4	4	10	—	—	(7)	(70)
Retail	39	39	37	41	40	—	—	(1)	(3)

Other real estate owned	42	42	41	45	50	—	—	(8)	(16)

Nonperforming assets	$1,143	$1,121	$1,241	$1,408	$1,466	$22	2	($323)	(22)

NONPERFORMING ASSETS BY PRODUCT CATEGORY:
Commercial	$167	$179	$199	$234	$275	($12)	(7)%	($108)	(39)%
Retail	976	942	1,042	1,174	1,191	34	4	(215)	(18)

Nonperforming assets	$1,143	$1,121	$1,241	$1,408	$1,466	$22	2	($323)	(22)

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.28%	1.32%	1.36%	1.45%	1.42%	(4) bps	—	(14) bps	—
Allowance for loan and lease losses to nonperforming loans and leases	108.51	111.30	100.84	92.34	86.17	(279) bps	—	2,234 bps	—
Nonperforming loans and leases to loans and leases	1.18	1.19	1.35	1.57	1.65	(1) bps	—	(47) bps	—
Nonperforming assets to total assets	0.86	0.85	0.95	1.11	1.20	1 bps	—	(34) bps	—

[1] MEMO:
Accruing loans past due 90 days or more included above	$9	$8	$12	$42	$33	$1	13%	($24)	(73)%

[2]	Our SBO portfolio consists of loans that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
GROSS CHARGE-OFFS:
Commercial	($9)	($11)	($6)	($5)	($29)	$2	18%	$20	69%	($31)	($72)	$41	57%
Commercial real estate	(4)	(5)	(2)	(1)	(7)	1	20	3	43	(12)	(36)	24	67
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	(13)	(16)	(8)	(6)	(36)	3	19	23	64	(43)	(108)	65	60
Residential mortgages	(6)	(10)	(9)	(11)	(10)	4	40	4	40	(36)	(54)	18	33
Home equity loans	(11)	(16)	(11)	(17)	(14)	5	31	3	21	(55)	(77)	22	29
Home equity lines of credit	(16)	(19)	(21)	(24)	(23)	3	16	7	30	(80)	(102)	22	22
Home equity loans serviced by others[1]	(11)	(14)	(13)	(17)	(21)	3	21	10	48	(55)	(119)	64	54
Home equity lines of credit serviced by others[1]	(2)	(3)	(3)	(4)	(5)	1	33	3	60	(12)	(27)	15	56
Automobile	(16)	(9)	(11)	(5)	(2)	(7)	(78)	(14)	(700)	(41)	(19)	(22)	(116)
Student	(16)	(12)	(14)	(12)	(17)	(4)	(33)	1	6	(54)	(74)	20	27
Credit card	(15)	(15)	(17)	(17)	(18)	—	—	3	17	(64)	(68)	4	6
Other retail	(13)	(15)	(10)	(15)	(15)	2	13	2	13	(53)	(55)	2	4

Total retail	(106)	(113)	(109)	(122)	(125)	7	6	19	15	(450)	(595)	145	24

Total gross charge-offs	($119)	($129)	($117)	($128)	($161)	$10	8	$42	26	($493)	($703)	$210	30

GROSS RECOVERIES:
Commercial	$4	$7	$18	$6	$10	($3)	(43)%	($6)	(60)%	$35	$46	($11)	(24)%
Commercial real estate	7	5	3	8	8	2	40	(1)	(13)	23	40	(17)	(43)
Leases	—	—	—	—	—	—	—	—	—	—	1	(1)	(100)

Total commercial	11	12	21	14	18	(1)	(8)	(7)	(39)	58	87	(29)	(33)
Residential mortgages	2	2	3	4	1	—	—	1	100	11	10	1	10
Home equity loans	5	9	4	6	6	(4)	(44)	(1)	(17)	24	26	(2)	(8)
Home equity lines of credit	3	5	3	4	9	(2)	(40)	(6)	(67)	15	19	(4)	(21)
Home equity loans serviced by others[1]	6	6	4	5	6	—	—	—	—	21	23	(2)	(9)
Home equity lines of credit serviced by others[1]	1	2	1	1	1	(1)	(50)	—	—	5	5	—	—
Automobile	6	4	8	2	—	2	50	6	—	20	12	8	67
Student	3	1	2	3	3	2	200	—	—	9	13	(4)	(31)
Credit card	2	—	3	2	2	2	—	—	—	7	7	—	—
Other retail	—	—	—	—	—	—	—	—	—	—	—	—	—

Total retail	28	29	28	27	28	(1)	(3)	—	—	112	115	(3)	(3)

Total gross recoveries	$39	$41	$49	$41	$46	($2)	(5)	($7)	(15)	$170	$202	($32)	(16)

NET (CHARGE-OFFS) RECOVERIES:
Commercial	($5)	($4)	$12	$1	($19)	($1)	(25)%	$14	74%	$4	($26)	$30	115%
Commercial real estate	3	—	1	7	1	3	—	2	200	11	4	7	175
Leases	—	—	—	—	—	—	—	—	—	—	1	(1)	(100)

Total commercial	(2)	(4)	13	8	(18)	2	50	16	89	15	(21)	36	171
Residential mortgages	(4)	(8)	(6)	(7)	(9)	4	50	5	56	(25)	(44)	19	43
Home equity loans	(6)	(7)	(7)	(11)	(8)	1	14	2	25	(31)	(51)	20	39
Home equity lines of credit	(13)	(14)	(18)	(20)	(14)	1	7	1	7	(65)	(83)	18	22
Home equity loans serviced by others[1]	(5)	(8)	(9)	(12)	(15)	3	38	10	67	(34)	(96)	62	65
Home equity lines of credit serviced by others[1]	(1)	(1)	(2)	(3)	(4)	—	—	3	75	(7)	(22)	15	68
Automobile	(10)	(5)	(3)	(3)	(2)	(5)	(100)	(8)	(400)	(21)	(7)	(14)	(200)
Student	(13)	(11)	(12)	(9)	(14)	(2)	(18)	1	7	(45)	(61)	16	26
Credit card	(13)	(15)	(14)	(15)	(16)	2	13	3	19	(57)	(61)	4	7
Other retail	(13)	(15)	(10)	(15)	(15)	2	13	2	13	(53)	(55)	2	4

Total retail	(78)	(84)	(81)	(95)	(97)	6	7	19	20	(338)	(480)	142	30

Total net (charge-offs) recoveries	($80)	($88)	($68)	($87)	($115)	$8	9	$35	30	($323)	($501)	$178	36

[1]	Our SBO portfolio consists of loans that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS									FULL YEAR
						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%
ANNUALIZED NET (CHARGE-OFF) RECOVERY RATES:
Commercial	(0.06)%	(0.04)%	0.15%	0.02%	(0.25)%	2 bps	—	(19) bps	—	0.01%	(0.09)%	(10) bps	—
Commercial real estate	0.15	(0.06)	0.06	0.43	0.02	(21) bps	—	(13) bps	—	0.14	0.06	(8) bps	—
Leases	—	—	0.03	—	0.01	— bps	—	1 bps	—	0.01	0.04	3 bps	—
Total commercial	(0.02)	(0.04)	0.12	0.09	(0.18)	(2) bps	—	(16) bps	—	0.04	(0.06)	(10) bps	—
Residential mortgages	(0.14)	(0.27)	(0.21)	(0.32)	(0.33)	(13) bps	—	(19) bps	—	(0.23)	(0.48)	(25) bps	—
Home equity loans	(0.45)	(0.79)	(0.76)	(1.04)	(0.70)	(34) bps	—	(25) bps	—	(0.77)	(1.09)	(32) bps	—
Home equity lines of credit	(0.34)	(0.36)	(0.45)	(0.53)	(0.38)	(2) bps	—	(4) bps	—	(0.42)	(0.52)	(10) bps	—
Home equity loans serviced by others[1]	(1.67)	(2.43)	(2.51)	(3.32)	(4.02)	(76) bps	—	(235) bps	—	(2.51)	(5.59)	(308) bps	—
Home equity lines of credit serviced by others[1]	(0.81)	(1.18)	(1.21)	(1.60)	(1.93)	(37) bps	—	(112) bps	—	(1.22)	(2.74)	(152) bps	—
Automobile	(0.34)	(0.21)	(0.09)	(0.12)	(0.08)	13 bps	—	26 bps	—	(0.20)	(0.06)	14 bps	—
Student	(2.36)	(1.70)	(2.14)	(1.68)	(2.54)	66 bps	—	(18) bps	—	(1.98)	(2.75)	(77) bps	—
Credit card	(3.28)	(3.33)	(3.62)	(3.72)	(3.88)	(5) bps	—	(60) bps	—	(3.49)	(3.67)	(18) bps	—
Other retail	(4.82)	(5.24)	(3.53)	(4.90)	(4.34)	(42) bps	—	48 bps	—	(4.60)	(3.90)	70 bps	—
Total retail	(0.62)	(0.68)	(0.68)	(0.84)	(0.83)	(6) bps	—	(21) bps	—	(0.70)	(1.03)	(33) bps	—

Total loans and leases	(0.35)	(0.38)	(0.31)	(0.41)	(0.53)	(3) bps	—	(18) bps	—	(0.36)	(0.59)	(23) bps	—

Memo: Average loans:
Commercial	30,962	$30,186	$29,674	$29,108	$29,058	$776	3%	$1,904	7%	29,993	$28,654	$1,339	5%
Commercial real estate	7,427	7,216	7,082	6,898	6,859	211	3	568	8	7,158	6,568	590	9
Leases	3,874	3,789	3,716	3,723	3,619	85	2	255	7	3,776	3,463	313	9

Total commercial	42,263	41,191	40,472	39,729	39,536	1,072	3	2,727	7	40,927	38,685	2,242	6
Residential mortgages	11,647	11,001	10,355	9,889	9,342	646	6	2,305	25	10,729	9,104	1,625	18
Home equity loans	3,527	3,743	4,015	4,231	4,364	(216)	(6)	(837)	(19)	3,877	4,606	(729)	(16)
Home equity lines of credit	15,490	15,572	15,563	15,590	16,109	(82)	(1)	(619)	(4)	15,552	16,337	(785)	(5)
Home equity loans serviced by others[1]	1,252	1,317	1,388	1,454	1,519	(65)	(5)	(267)	(18)	1,352	1,724	(372)	(22)
Home equity lines of credit serviced by others[1]	561	591	627	660	692	(30)	(5)	(131)	(19)	609	768	(159)	(21)
Automobile	12,403	11,438	10,528	9,408	9,007	965	8	3,396	38	11,011	8,857	2,154	24
Student	2,142	1,983	2,209	2,262	2,204	159	8	(62)	(3)	2,148	2,202	(54)	(2)
Credit card	1,663	1,661	1,647	1,639	1,702	2	—	(39)	(2)	1,651	1,669	(18)	(1)
Other retail	1,097	1,153	1,215	1,270	1,341	(56)	(5)	(244)	(18)	1,186	1,453	(267)	(18)

Total retail	49,782	48,459	47,547	46,403	46,280	1,323	3	3,502	8	48,115	46,720	1,395	3

Total loans and leases	$92,045	$89,650	$88,019	$86,132	$85,816	$2,395	3	$6,229	7	$89,042	$85,405	$3,637	4

[1]	Our SBO portfolio consists of loans that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FULL YEAR
						4Q14 Change						2014 Change
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
						$	%	$	%			$	%

Allowance for loan and lease losses - beginning	$1,201	$1,210	$1,259	$1,221	$1,219	($9)	(1)%	($18)	(1%)	$1,221	$1,255	($34)	(3)%
Charge-offs:
Commercial	(13)	(16)	(8)	(6)	(36)	3	19	23	64	(43)	(108)	65	60
Retail	(106)	(113)	(109)	(122)	(125)	7	6	19	15	(450)	(595)	145	24

Total charge-offs	(119)	(129)	(117)	(128)	(161)	10	8	42	26	(493)	(703)	210	30
Recoveries:
Commercial	11	12	21	14	18	(1)	(8)	(7)	(39)	58	87	(29)	(33)
Retail	28	29	28	27	28	(1)	(3)	—	—	112	115	(3)	(3)

Total recoveries	39	41	49	41	46	(2)	(5)	(7)	(15)	170	202	(32)	(16)

Net charge-offs	(80)	(88)	(68)	(87)	(115)	8	9	35	30	(323)	(501)	178	36
Provision for loan and lease losses:
Commercial	4	38	(32)	21	32	(34)	(89)	(28)	(88)	31	(19)	50	263
Retail	70	41	51	104	67	29	71	3	4	266	396	(130)	(33)
Unallocated	—	—	—	—	31	—	—	(31)	(100)	—	103	(103)	(100)

Total provision for loan and lease losses	74	79	19	125	130	(5)	(6)	(56)	(43)	297	480	(183)	(38)
Sale/Other	—	—	—	—	(13)	—	—	13	100	—	(13)	13	100

Allowance for loan and lease losses - ending	$1,195	$1,201	$1,210	$1,259	$1,221	($6)	—	($26)	(2)	$1,195	$1,221	($26)	(2)

Reserve for unfunded lending commitments - beginning	$63	$65	$35	$39	$37	($2)	(3)%	$26	70%	$39	$40	($1)	(3)%
Provision for unfunded lending commitments	(2)	(2)	30	(4)	2	—	—	(4)	(200)	22	(1)	23	2,300

Reserve for unfunded lending commitments - ending	61	63	65	35	39	(2)	(3)	22	56	61	39	22	56

Total allowance for credit losses - ending	$1,256	$1,264	$1,275	$1,294	$1,260	($8)	(1)%	($4)	—%	$1,256	$1,260	($4)	—%

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	AS OF					DECEMBER 31, 2014 CHANGE
	Dec 31, 2014	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2013	Sept 30, 2014		Dec 31, 2013
ALLOWANCE COMPONENTS						$	%	$	%
ALLOWANCE FOR CREDIT LOSSES
Individually evaluated	$20	$14	$23	$22	$23	$6	43%	($3)	(13)%
Formula-based evaluation	585	591	550	540	514	(6)	(1)	71	14

Total commercial	605	605	573	562	537	—	—	68	13

Individually evaluated	109	116	116	116	108	(7)	(6)	1	1
Formula-based evaluation	542	543	586	616	615	(1)	—	(73)	(12)

Total retail	651	659	702	732	723	(8)	(1)	(72)	(10)

Total allowance for credit losses	$1,256	$1,264	$1,275	$1,294	$1,260	($8)	(1)	($4)	—

CAPITAL AND RATIOS

(dollars in millions, except ratios)

	AS OF					DECEMBER 31, 2014 CHANGE				FULL YEAR
												2014 Change
CAPITAL AND RATIOS	Dec 31, 2014	Sept 30, 2014	Jun 30, 2014	Mar 31, 2014	Dec 31, 2013	Sept 30, 2014		Dec 31, 2013		2014	2013	2013
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS[1] (preliminary)
Tier 1 capital	$13,173	$13,330	$13,448	$13,460	$13,301	($157)	(1%)	($128)	(1)%
Total capital	16,781	16,612	16,400	16,066	15,885	169	1	896	6
Tier 1 common capital[2]	13,173	13,330	13,448	13,460	13,301	(157)	(1)	(128)	(1)
Risk-weighted assets	105,964	103,207	101,397	100,368	98,634	2,757	3	7,330	7
Adjusted average assets[3]	124,539	122,521	121,276	118,075	114,422	2,018	2	10,117	9
Tier 1 capital ratio	12.4%	12.9%	13.3%	13.4%	13.5%
Total capital ratio	15.8	16.1	16.2	16.0	16.1
Leverage ratio	10.6	10.9	11.1	11.4	11.6
Tier 1 common equity ratio[2]	12.4	12.9	13.3	13.4	13.5
Proforma Basel III common equity Tier 1 capital ratio[4]	12.1	12.5	13.0	13.1	13.1
TANGIBLE COMMON EQUITY (period-end):
Stockholders’ equity	$19,268	$19,383	$19,597	$19,442	$19,196	($115)	(1%)	$72	—%	$19,268	$19,196	$72	—%
Less: Goodwill	(6,876)	(6,876)	(6,876)	(6,876)	(6,876)	—	—	—	—	(6,876)	(6,876)	—	—
Less: Other intangible assets	(6)	(6)	(7)	(7)	(8)	—	—	2	25	(6)	(8)	2	25
Add: Deferred tax liabilities[5]	420	399	384	366	350	21	5	70	20	420	350	70	20

Total tangible common equity[6]	$12,806	$12,900	$13,098	$12,925	$12,662	($94)	(1)	$144	1	$12,806	$12,662	$144	1

TANGIBLE COMMON EQUITY (average):
Stockholders’ equity	$19,209	$19,411	$19,607	$19,370	$19,364	($202)	(1%)	($155)	(1)%	$19,399	$21,834	($2,435)	(11)%
Less: Goodwill	(6,876)	(6,876)	(6,876)	(6,876)	(6,876)	—	—	—	—	(6,876)	(9,063)	2,187	24
Less: Other intangible assets	(6)	(6)	(7)	(7)	(8)	—	—	2	25	(7)	(9)	2	22
Add: Deferred tax liabilities[5]	403	384	369	351	342	19	5	61	18	377	459	(82)	(18)

Total tangible common equity[4]	$12,730	$12,913	$13,093	$12,838	$12,822	($183)	(1)	($92)	(1)	$12,893	$13,221	($328)	(2)

INTANGIBLE ASSETS (period-end):
Goodwill	$6,876	$6,876	$6,876	$6,876	$6,876	$—	—%	$—	—%	$6,876	$6,876	$—	—%
Trademark & patent	6	6	7	7	8	—	—	(2)	(25)	6	8	(2)	(25)

Total intangible assets	$6,882	$6,882	$6,883	$6,883	$6,884	$—	—	($2)	—	$6,882	$6,884	($2)	—

[1]	Capital ratios and associated components are prepared on a Basel I basis, except as noted.
[2]	Tier 1 common equity ratio is calculated as Tier 1 common capital divided by risk-weighted assets. Tier 1 common capital represents Tier 1 capital, excluding qualifying restricted core capital elements.
[3]	Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
[4]	This is a non-GAAP financial measure. For further information on these measures, refer to pages 29-35.
[5]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.
[6]	This is a non-GAAP financial measure.

PER-SHARE RELATED INFORMATION

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS									FULL YEAR
						4Q14 Change						2014 Change
	4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
EARNINGS PER SHARE DATA						$	%	$	%			$	%
Basic earnings per share:
Net income (loss)	$197	$189	$313	$166	$152	$8	4%	$45	30%	$865	($3,426)	$4,291	125%
Less: Preferred stock dividends	—	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss) applicable to common stockholders	$197	$189	$313	$166	$152	$8	4	$45	30	$865	($3,426)	$4,291	125

Net income applicable to common stockholders, excluding restructuring charges and special items[1]	$217	$202	$205	$166	$169	$15	7	$48	28	$790	$671	$119	18

Total weighted-average basic shares outstanding	546,810,009	559,998,324	559,998,324	559,998,324	559,998,324	(13,188,315)	(2)	(13,188,315)	(2)	556,674,146	559,998,324	(3,324,178)	(1)
Net income (loss) per share - basic	$0.36	$0.34	$0.56	$0.30	$0.27	$0.02	6	$0.09	33	$1.55	($6.12)	$7.67	125
Net income per share, excluding restructuring charges and special items - basic[1]	$0.40	$0.36	$0.37	$0.30	$0.30	$0.04	11	$0.10	33	$1.42	$1.20	$0.22	18
Diluted earnings per share:
Net income (loss) applicable to common stockholders	$197	$189	$313	$166	$152	$8	4	$45	30	$865	($3,426)	$4,291	125
Net income applicable to common stockholders, excluding restructuring charges and special items[1]	$217	$202	$205	$166	$169	$15	7	$48	28	$790	$671	$119	18
Total weighted-average basic shares outstanding	546,810,009	559,998,324	559,998,324	559,998,324	559,998,324	(13,188,315)	(2)	(13,188,315)	(2)	556,674,146	559,998,324	(3,324,178)	(1)
Add: Share-based awards	3,866,289	245,423	—	—	—	3,620,866	1,475	3,866,289	—	1,050,790	—	1,050,790	—

Total weighted-average diluted shares outstanding	550,676,298	560,243,747	559,998,324	559,998,324	559,998,324	(9,567,449)	(2)	(9,322,026)	(2)	557,724,936	559,998,324	(2,273,388)	—
Net income (loss) per share - diluted	$0.36	$0.34	$0.56	$0.30	$0.27	$0.02	6	$0.09	33	$1.55	($6.12)	$7.67	125
Net income per share, excluding restructuring charges and special items - diluted[1]	$0.39	$0.36	$0.37	$0.30	$0.30	$0.03	8	$0.09	30	$1.42	$1.20	$0.22	18
COMMON SHARES OUTSTANDING
Common shares - at end of period	545,884,519	559,998,324	559,998,324	559,998,324	559,998,324	(14,113,805)	(3)%	(14,113,805)	(3)%	545,884,519	559,998,324	(14,113,805)	(3)%
Cash dividends declared and paid per share	$0.10	$0.68	$0.61	$0.04	$0.67	($0.58)	(85)	($0.57)	(85)	$1.43	$2.12	($0.69)	(33)
Book value per share	$35.30	$34.61	$35.00	$34.72	$34.28	0.69	2	1.02	3	35.30	34.28	1.02	3
Tangible book value per share	$23.46	$23.04	$23.39	$23.08	$22.61	0.42	2	0.85	4	23.46	22.61	0.85	4
Dividend payout ratio	28%	203%	110%	15%	246%	(17,500) bps	—	(21,800) bps	—	92%	(35)%	12,700 bps	—
SHARE PRICE
High	$25.60	$23.57	$—	$—	$—	$2.03	9%	$25.60	—%	$25.60	$—	$25.60	—%
Low	21.47	21.35	—	—	—	0.12	1	21.47	—	21.35	—	21.35	—
Close	24.86	23.42	—	—	—	1.44	6	24.86	—	24.86	—	24.86	—
Market Capitalization	13,571	13,115	—	—	—	456	3	13,571	—	13,571	—	13,571	—

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-35.

NON-GAAP MEASURES (Excluding restructuring charges and special items)

(dollars in millions, except per-share data)

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures. These reconciliations exclude goodwill impairment, restructuring charges and/or special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP. Special items include regulatory expenses and expenses relating to our initial public offering.

The non-GAAP measures set forth below include “total revenue”, “noninterest income”, “ noninterest expense”, “pre-provision profit”, “income before income tax expense (benefit)”, “income tax expense (benefit)”, “net income (loss)”, “salaries and employee benefits”, “outside services”, “occupancy”, “equipment expense”, “amortization of software”, “other operating expense”, “net income (loss) per average common share”, “return of average common equity” and “return on average total assets”. In addition, we present computations for “pro forma Basel III common equity tier 1 capital”, “return on average tangible common equity”, “return on average total tangible assets” and “efficiency ratio” as part of our non-GAAP measures.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe goodwill impairment, restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without goodwill impairment, restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.

We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

		QUARTERLY TRENDS									FULL YEAR
							4Q14 Change						2014 Change
		4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
							$	%	$	%			$	%
Noninterest income, excluding special items:
Noninterest income (GAAP)	A	$339	$341	$640	$358	$379	($2)	(1)%	($40)	(11)%	$1,678	$1,632	$46	3%
Less: Special items - Chicago gain		—	—	288	—	—	—	—	—	—	288	—	288	—

Noninterest income, excluding special items (non-GAAP)	B	$339	$341	$352	$358	$379	($2)	(1)	($40)	(11)	$1,390	$1,632	($242)	(15)

Total revenue, excluding special items:
Total revenue (GAAP)	C	$1,179	$1,161	$1,473	$1,166	$1,158	$18	2%	$21	2%	$4,979	$4,690	$289	6%
Less: Special items - Chicago gain		—	—	288	—	—	—	—	—	—	288	—	288	—

Total revenue, excluding special items (non-GAAP)	D	$1,179	$1,161	$1,185	$1,166	$1,158	$18	2	$21	2	$4,691	$4,690	$1	—

Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)	E	$824	$810	$948	$810	$818	$14	2%	$6	1%	$3,392	$7,679	($4,287)	(56)%
Less: Restructuring charges and special expense items	JJ	33	21	115	—	26	12	57	7	27	169	4,461	(4,292)	(96)

Noninterest expense, excluding restructuring charges and special items (non-GAAP)	F	$791	$789	$833	$810	$792	$2	—	($1)	—	$3,223	$3,218	$5	—

Net income (loss), excluding restructuring charges and special items:
Net income (loss) (GAAP)	G	$197	$189	$313	$166	$152	$8	4%	$45	30%	$865	($3,426)	$4,291	NM
Add: Restructuring charges and special items, net of income tax expense (benefit)		20	13	(108)	—	17	7	(54)	3	18	(75)	4,097	(4,172)	(102)

Net income (loss), excluding restructuring charges and special items (non-GAAP)	H	$217	$202	$205	$166	$169	$15	7	$48	28	$790	$671	$119	18

Return on average common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	I	$19,209	$19,411	$19,607	$19,370	$19,364	($202)	(1)%	($155)	(1)%	$19,399	$21,834	($2,435)	(11)%
Return on average common equity, excluding restructuring charges and special items (non-GAAP)	H/I	4.48%	4.14%	4.19%	3.48%	3.47%	34 bps	—	101 bps	—	4.07%	3.08%	99 bps	—

NON-GAAP MEASURES (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FULL YEAR
							4Q14 Change						2014 Change
		4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
							$	%	$	%			$	%
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	I	$19,209	$19,411	$19,607	$19,370	$19,364	($202)	(1)%	($155)	(1)%	$19,399	$21,834	($2,435)	(11)%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	9,063	(2,187)	(24)
Less: Average other intangibles (GAAP)		6	6	7	7	8	—	—	(2)	(25)	7	9	(2)	(22)
Add: Average deferred tax liabilities related to goodwill (GAAP)		403	384	369	351	342	19	5	61	18	377	459	(82)	(18)

Average tangible common equity (non-GAAP)	J	$12,730	$12,913	$13,093	$12,838	$12,822	($183)	(1)	($92)	(1)	$12,893	$13,221	($328)	(2)

Return on average tangible common equity (non-GAAP)	G/J	6.12%	5.81%	9.59%	5.24%	4.71%	31 bps	—	141 bps	—	6.71%	(25.91)%	3,262 bps	—
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)	H/J	6.76%	6.22%	6.28%	5.24%	5.24%	54 bps	—	152 bps	—	6.13%	5.08%	105 bps	—
Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)	K	$130,671	$128,691	$127,148	$123,904	$120,393	$1,980	2%	$10,278	9%	$127,624	$120,866	$6,758	6%
Return on average total assets, excluding restructuring charges and special items (non-GAAP)	H/K	0.66%	0.62%	0.65%	0.54%	0.56%	4 bps	—	10 bps	—	0.62%	0.56%	6 bps	—
Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP)	K	$130,671	$128,691	$127,148	$123,904	$120,393	$1,980	2%	$10,278	9%	$127,624	$120,866	$6,758	6%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	9,063	(2,187)	(24)
Less: Average other intangibles (GAAP)		6	6	7	7	8	—	—	(2)	(25)	7	9	(2)	(22)
Add: Average deferred tax liabilities related to goodwill (GAAP)		403	384	369	351	342	19	5	61	18	377	459	(82)	(18)

Average tangible assets (non-GAAP)	L	$124,192	$122,193	$120,634	$117,372	$113,851	$1,999	2	$10,341	9	$121,118	$112,253	$8,865	8

Return on average total tangible assets (non-GAAP)	G/L	0.63%	0.61%	1.04%	0.57%	0.53%	2 bps	—	10 bps	—	0.71%	(3.05)%	376 bps	—
Return on average total tangible assets, excluding restructuring charges and special items (non-GAAP)	H/L	0.69%	0.66%	0.68%	0.57%	0.59%	3 bps	—	10 bps	—	0.65%	0.60%	5 bps	—
Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Net interest income (GAAP)		$840	$820	$833	$808	$779	$20	2%	$61	8%	$3,301	$3,058	$243	8%
Add: Noninterest income (GAAP)		339	341	640	358	379	(2)	(1)	(40)	(11)	1,678	1,632	46	3

Total revenue (GAAP)	C	$1,179	$1,161	$1,473	$1,166	$1,158	$18	2	$21	2	$4,979	$4,690	$289	6

Efficiency ratio (non-GAAP)	E/C	69.88%	69.84%	64.33%	69.43%	70.62%	4 bps	—	(74) bps	—	68.12%	163.73%	(9,561) bps	—
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)	F/D	67.11%	68.02%	70.23%	69.43%	68.35%	(91) bps	—	(124) bps	—	68.70%	68.61%	9 bps	—

NON-GAAP MEASURES (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FULL YEAR
							4Q14 Change						2014 Change
		4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
							$	%	$	%			$	%
Net income (loss) per average common share - basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding - basic (GAAP)	M	546,810,009	559,998,324	559,998,324	559,998,324	559,998,324	(13,188,315)	(2)%	(13,188,315)	(2)%	556,674,146	559,998,324	(3,324,178)	(1)%
Average common shares outstanding - diluted (GAAP)	N	550,676,298	560,243,747	559,998,324	559,998,324	559,998,324	(9,567,449)	(2)	(9,322,026)	(2)	557,724,936	559,998,324	(2,273,388)	—
Net income (loss) applicable to common stockholders (GAAP)	O	$197	$189	$313	$166	$152	$8	4	$45	30	$865	($3,426)	$4,291	125
Net income (loss) per average common share - basic (GAAP)	O/M	0.36	0.34	0.56	0.30	0.27	0.02	6	0.09	33	1.55	(6.12)	7.67	125
Net income (loss) per average common share - diluted (GAAP)	O/N	0.36	0.34	0.56	0.30	0.27	0.02	6	0.09	33	1.55	(6.12)	7.67	125
Net income (loss) applicable to common stockholders, excluding restructuring charges and special items (non-GAAP)	P	217	202	205	166	169	15	7	48	28	790	671	119	18
Net income per average common share - basic, excluding restructuring charges and special items (non-GAAP)	P/M	0.40	0.36	0.37	0.30	0.30	0.04	11	0.10	33	1.42	1.20	0.22	18
Net income per average common share - diluted, excluding restructuring charges and special items (non-GAAP)	P/N	0.39	0.36	0.37	0.30	0.30	0.03	8	0.09	30	1.42	1.20	0.22	18
Pro forma Basel III common equity Tier 1 capital ratio:
Tier 1 common capital (regulatory)		$13,173	$13,330	$13,448	$13,460	$13,301	($157)	(1)%	($128)	(1)%
Less: Change in DTA and other threshold deductions (GAAP)		(6)	(5)	(7)	(7)	6	(1)	(20)	(12)	(200)

Basel III common equity Tier 1 (non-GAAP)	Q	$13,179	$13,335	$13,455	$13,467	$13,295	($156)	(1)	($116)	(1)

Risk-weighted assets (regulatory general risk weight approach)		105,964	103,207	101,397	100,368	98,634	2,757	3	7,330	7
Add: Net change in credit and other risk-weighted assets (regulatory)		2,882	3,207	2,383	2,450	2,687	(325)	(10)	195	7

Basel III standardized approach risk-weighted assets (non-GAAP)	R	$108,846	$106,414	$103,780	$102,818	$101,321	$2,432	2	$7,525	7

Pro forma Basel III common equity Tier 1 capital ratio (non-GAAP)	Q/R	12.1%	12.5%	13.0%	13.1%	13.1%
Salaries and employee benefits, excluding restructuring charges and special items:
Salaries and employee benefits (GAAP)	S	$397	$409	$467	$405	$391	($12)	(3)%	$6	2%	$1,678	$1,652	$26	2%
Less: Restructuring charges and special items		1	—	43	—	5	1	—	(4)	(80)	44	5	39	780

Salaries and employee benefits, excluding restructuring charges and special items (non-GAAP)	T	$396	$409	$424	$405	$386	($13)	(3)	$10	3	$1,634	$1,647	($13)	(1)

Outside services, excluding restructuring charges and special items:
Outside services (GAAP)	U	$106	$106	$125	$83	$101	$—	—%	$5	5%	$420	$360	$60	17%
Less: Restructuring charges and special items		18	19	41	—	—	(1)	(5)	18	—	78	—	78	—

Outside services, excluding restructuring charges and special items (non-GAAP)	V	$88	$87	$84	$83	$101	$1	1	($13)	(13)	$342	$360	($18)	(5)

Occupancy, excluding restructuring charges and special items:
Occupancy (GAAP)	W	$81	$77	$87	$81	$83	$4	5%	($2)	(2)%	$326	$327	($1)	—%
Less: Restructuring charges and special items		5	2	9	—	11	3	150	(6)	(55)	16	11	5	45

Occupancy, excluding restructuring charges and special items (non-GAAP)	X	$76	$75	$78	$81	$72	$1	1	$4	6	$310	$316	($6)	(2)

NON-GAAP MEASURES (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FULL YEAR
							4Q14 Change						2014 Change
		4Q14	3Q14	2Q14	1Q14	4Q13	3Q14		4Q13		2014	2013	2013
							$	%	$	%			$	%
Equipment expense, excluding restructuring charges and special items:
Equipment expense (GAAP)	Y	$63	$58	$65	$64	$68	$5	9%	($5)	(7)%	$250	$275	($25)	(9)%
Less: Restructuring charges and special items		1	—	3	—	7	1	—	(6)	(86)	4	7	(3)	(43)

Equipment expense, excluding restructuring charges and special items (non-GAAP)	Z	$62	$58	$62	$64	$61	$4	7	$1	2	$246	$268	($22)	(8)

Amortization of software, excluding restructuring charges and special items:
Amortization of software	AA	$43	$38	$33	$31	$32	$5	13%	$11	34%	$145	$102	$43	42%
Less: Restructuring charges and special items		6	—	—	—	—	6	—	6	—	6	—	6	—

Amortization of software, excluding restructuring charges and special items (non-GAAP)	BB	$37	$38	$33	$31	$32	($1)	(3)	$5	16	$139	$102	$37	36

Other operating expense, excluding restructuring charges and special items:
Other operating expense (GAAP)	CC	$134	$122	$171	$146	$143	$12	10%	($9)	(6)%	$573	$528	$45	9%
Less: Restructuring charges and special items		2	—	19	—	3	2	—	(1)	(33)	21	3	18	600

Other operating expense, excluding restructuring charges and special items (non-GAAP)	DD	$132	$122	$152	$146	$140	$10	8	($8)	(6)	$552	$525	$27	5

Pre-provision profit, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)	D	$1,179	$1,161	$1,185	$1,166	$1,158	$18	2%	$21	2%	$4,691	$4,690	$1	—%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)	F	791	789	833	810	792	2	—	(1)	—	3,223	3,218	5	—

Pre-provision profit, excluding restructuring charges and special items (non-GAAP)	EE	$388	$372	$352	$356	$366	$16	4	$22	6	$1,468	$1,472	($4)	—

Income before income tax expense (benefit), excluding restructuring charges and special items:
Income before income tax expense (benefit) (GAAP)	FF	$283	$274	$476	$235	$208	$9	3%	$75	36%	$1,268	($3,468)	$4,736	NM
Less: Income before income tax expense (benefit) related to restructuring charges and special items (GAAP)		(33)	(21)	173	—	(26)	(12)	57	(7)	27	119	(4,461)	4,580	103

Income before income tax expense (benefit), excluding restructuring charges and special items (non-GAAP)	GG	$316	$295	$303	$235	$234	$21	7	$82	35	$1,149	$993	$156	(16)

Income tax expense (benefit), excluding restructuring charges and special items:
Income tax expense (benefit) (GAAP)	HH	$86	$85	$163	$69	$56	$1	1%	$30	54%	$403	($42)	$445	NM
Less: Income tax (benefit) related to restructuring charges and special items (GAAP)		(13)	(8)	65	—	(9)	(5)	63	(4)	44	44	(364)	408	112

Income tax expense (benefit), excluding restructuring charges and special items (non-GAAP)	II	$99	$93	$98	$69	$65	$6	6	$34	52	$359	$322	$37	11

Restructuring charges and special expense items include:
Goodwill impairment		$—	$—	$—	$—	$—	$—	—%	$—	—%	$—	$4,435	($4,435)	(100)%
Restructuring charges		10	1	103	—	26	9	900	(16)	(62)	114	26	88	338
Special items		23	20	12	—	—	3	15	23	—	55	—	55	—

Restructuring charges and special expense items	JJ	$33	$21	$115	$—	$26	$12	57	$7	27	$169	$4,461	($4,292)	(96)

NON-GAAP MEASURES - SEGMENTS

(dollars in millions)

		Three Months Ended December 31,				Three Months Ended September 30,				Three Months Ended June 30,
		2014				2014				2014
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$52	$140	$5	$197	$54	$139	($4)	$189	$44	$141	$128	$313
Return on average tangible common equity
Average common equity (GAAP)	B	$4,756	$4,334	$10,119	$19,209	$4,685	$4,205	$10,521	$19,411	$4,640	$4,129	$10,838	$19,607
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	6	6	—	—	6	6	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	403	403	—	—	384	384	—	—	369	369

Average tangible common equity (non-GAAP)	C	$4,756	$4,334	$3,640	$12,730	$4,685	$4,205	$4,023	$12,913	$4,640	$4,129	$4,324	$13,093

Return on average tangible common equity (non-GAAP)	A/C	4.30%	12.76%	NM	6.12%	4.57%	13.10%	NM	5.81%	3.87%	13.78%	NM	9.59%
Return on average total tangible assets
Average total assets (GAAP)	D	$50,546	$40,061	$40,064	$130,671	$49,012	$38,854	$40,825	$128,691	$48,556	$38,022	$40,570	$127,148
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	6	6	—	—	6	6	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	403	403	—	—	384	384	—	—	369	369

Average tangible assets (non-GAAP)	E	$50,546	$40,061	$33,585	$124,192	$49,012	$38,854	$34,327	$122,193	$48,556	$38,022	$34,056	$120,634

Return on average total tangible assets (non-GAAP)	A/E	0.40%	1.38%	NM	0.63%	0.44%	1.42%	NM	0.61%	0.37%	1.50%	NM	1.04%
Efficiency ratio
Noninterest expense (GAAP)	F	$611	$180	$33	$824	$609	$162	$39	$810	$655	$157	$136	$948
Net interest income (GAAP)		536	283	21	840	532	270	18	820	546	264	23	833
Noninterest income (GAAP)		218	111	10	339	226	104	11	341	236	107	297	640

Total revenue	G	$754	$394	$31	$1,179	$758	$374	$29	$1,161	$782	$371	$320	$1,473

Efficiency ratio (non-GAAP)	F/G	81.09%	45.48%	NM	69.88%	80.42%	43.35%	NM	69.84%	83.61%	42.36%	NM	64.33%

NON-GAAP MEASURES - SEGMENTS (CONTINUED)

(dollars in millions)

		Three Months Ended March 31,				Three Months Ended December 31,
		2014				2013
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$32	$141	($7)	$166	$50	$123	($21)	$152
Return on average tangible common equity
Average common equity (GAAP)	B	$4,568	$4,023	$10,779	$19,370	$4,448	$3,978	$10,938	$19,364
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	7	7	—	—	8	8
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	351	351	—	—	342	342

Average tangible common equity (non-GAAP)	C	$4,568	$4,023	$4,247	$12,838	$4,448	$3,978	$4,396	$12,822

Return on average tangible common equity (non-GAAP)	A/C	2.81%	14.17%	NM	5.24%	4.40%	12.10%	NM	4.71%
Return on average total tangible assets
Average total assets (GAAP)	D	$47,610	$36,955	$39,339	$123,904	$46,225	$36,094	$38,074	$120,393
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	7	7	—	—	8	8
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	351	351	—	—	342	342

Average tangible assets (non-GAAP)	E	$47,610	$36,955	$32,807	$117,372	$46,225	$36,094	$31,532	$113,851

Return on average total tangible assets (non-GAAP)	A/E	0.27%	1.54%	NM	0.57%	0.42%	1.33%	NM	0.53%
Efficiency ratio
Noninterest expense (GAAP)	F	$638	$153	$19	$810	$638	$164	$16	$818
Net interest income (GAAP)		537	256	15	808	543	260	(24)	779
Noninterest income (GAAP)		219	107	32	358	235	105	39	379

Total revenue	G	$756	$363	$47	$1,166	$778	$365	$15	$1,158

Efficiency ratio (non-GAAP)	F/G	84.39%	42.13%	NM	69.43%	81.84%	44.73%	NM	70.62%

NON-GAAP MEASURES - SEGMENTS (CONTINUED)

(dollars in millions)

		FULL YEAR
		2014				2013
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$182	$561	$122	$865	$242	$514	($4,182)	($3,426)
Return on average tangible common equity
Average common equity (GAAP)	B	$4,665	$4,174	$10,560	$19,399	$4,395	$3,897	$13,542	$21,834
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	9,063	9,063
Average other intangibles (GAAP)		—	—	7	7	—	—	9	9
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	377	377	—	—	459	459

Average tangible common equity (non-GAAP)	C	$4,665	$4,174	$4,054	$12,893	$4,395	$3,897	$4,929	$13,221

Return on average tangible common equity (non-GAAP)	A/C	3.90%	13.43%	NM	6.71%	5.48%	13.20%	NM	(25.91)%
Return on average total tangible assets
Average total assets (GAAP)	D	$48,939	$38,483	$40,202	$127,624	$46,465	$35,229	$39,172	$120,866
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	9,063	9,063
Average other intangibles (GAAP)		—	—	7	7	—	—	9	9
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	377	377	—	—	459	459

Average tangible assets (non-GAAP)	E	$48,939	$38,483	$33,696	$121,118	$46,465	$35,229	$30,559	$112,253

Return on average total tangible assets (non-GAAP)	A/E	0.37%	1.46%	NM	0.71%	0.52%	1.46%	NM	(3.05)%
Efficiency ratio
Noninterest expense (GAAP)	F	$2,513	$652	$227	$3,392	$2,522	$635	$4,522	$7,679
Net interest income (GAAP)		2,151	1,073	77	3,301	2,176	1,031	(149)	3,058
Noninterest income (GAAP)		899	429	350	1,678	1,025	389	218	1,632

Total revenue	G	$3,050	$1,502	$427	$4,979	$3,201	$1,420	$69	$4,690

Efficiency ratio (non-GAAP)	F/G	82.39%	43.37%	NM	68.12%	78.76%	44.66%	NM	163.73%

Forward-Looking Statements

This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”

Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:

•	negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;

•	the rate of growth in the economy and employment levels, as well as general business and economic conditions;

•	our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;

•	our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;

•	liabilities resulting from litigation and regulatory investigations;

•	our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

•	the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;

•	changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;

•	the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;

•	financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;

•	a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks;

•	management’s ability to identify and manage these and other risks; and

•	any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by The Royal Bank of Scotland Group plc (RBS Group).

In addition to the above factors, we also caution that the amount and timing of any future common stock dividends will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. In addition, the timing and manner of the sale of RBS Group’s remaining ownership of our common stock remains uncertain, and we have no control over the manner in which RBS Group may seek to divest such remaining shares. Any such sale would impact the price of our shares of common stock.

More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Registration Statement on Form S-1 filed with the United States Securities and Exchange Commission and declared effective on September 23, 2014.